UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 19, 2002

                             WILLIAMS CONTROLS, INC.
               (Exact name of Company as specified in its charter)

   Delaware                         0-18083                       84-1099587
---------------               ---------------------          -------------------
(State or other               (Commission File No.)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
 incorporation)

                   14100 S.W. 72nd Avenue, Portland, OR 97224
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                 (503) 684-8600
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changed since last report.)

ITEM 5.     OTHER EVENTS

CHANGE TO OUR BOARD OF DIRECTORS. Timothy S. Itin resigned from our Board of Directors. In his letter of resignation, Mr. Itin did not state any reason for his resignation. To fill the vacancy resulting from Mr. Itin's resignation, Donn Viola has been elected to our Board of Directors. On January 2, 2003, we issued a press release that announces Mr. Itin's departure and the election of Mr. Viola as a director. The press release is attached hereto as Exhibit 99.1 and incorporated by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

   (c)    Exhibits.

        99.1     Press Release, dated January 2, 2003.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                     WILLIAMS CONTROLS, INC.


Date:  January 2, 2003                               By: /s/ DENNIS E. BUNDAY
                                                        ----------------------
                                                         Dennis E. Bunday
                                                         Chief Financial Officer